                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                   VLC Trust
                (Name of Registrant as Specified In Its Charter)

                                   VLC Trust
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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

                          OCEAN STATE TAX-EXEMPT FUND
                               ONE REGENCY PLAZA
                         PROVIDENCE, RHODE ISLAND 02903

                       NOTICE OF MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 22, 2001

To Shareholders of the Fund:

     The purpose of this Notice is to advise you that a Meeting (the "Meeting") of the Shareholders of Ocean State Tax-Exempt Fund (the "Fund"), the sole series of the VLC Trust (the "Trust"), will be held at the offices of the Fund, One Regency Plaza, Providence, Rhode Island on Thursday, February 22, 2001, at 10:30 a.m., local time, for the following purposes:

          1. To elect nine (9) Trustees; each Trustee elected will hold office until the next meeting of the Trust's shareholders or until his or her successor is duly elected (Proposal No. 1);

          2. To ratify (that is, to approve) or reject the selection of Ernst & Young LLP as the Trust's independent auditors for the fiscal year ending October 31, 2001 (Proposal No. 2); and

          3. To act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

     To vote at the Meeting, you must have been a shareholder of record at the close of business on January 12, 2001 (the "Record Date"). Also, the number of shares of the Fund that you held at that time determines the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).

By Order of the Board of Trustees,

/s/ Margaret D. Farrell
Margaret D. Farrell
Secretary

January 22, 2001

Please Note:

     If you do not expect to attend the Meeting, please indicate voting instructions by completing the enclosed proxy card and returning it in the accompanying stamped envelope.

     To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                          OCEAN STATE TAX-EXEMPT FUND
                               ONE REGENCY PLAZA
                         PROVIDENCE, RHODE ISLAND 02903

                                PROXY STATEMENT

                                  INTRODUCTION

     The purpose of the Notice (the first page of this document) is to advise you of the time, place and purposes of the Meeting of the Shareholders of Ocean State Tax-Exempt Fund (the "Fund"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT WILL BE SENT TO YOU WITHOUT CHARGE UPON WRITTEN REQUEST TO THE FUND'S TRANSFER AGENT, PFPC, INC., P.O. BOX 8871, WILMINGTON, DELAWARE 19899-8871, OR BY CALLING THE TRANSFER AGENT AT 800-992-2207 TOLL-FREE, OR BY WRITTEN REQUEST TO THE FUND'S DISTRIBUTOR, VAN LIEW SECURITIES INC., ONE REGENCY PLAZA, SUITE ONE, PROVIDENCE, RHODE ISLAND 02903.

     The Fund is the only series of the VLC Trust, a Massachusetts business trust (the "Trust"). The Fund's Investment Adviser is Van Liew Capital Inc. (the "Adviser"), One Regency Plaza, Suite One, Providence, RI 02903. The Adviser supervises the investment program and the portfolio. Samuel H. Hallowell, Jr. and Joseph J. Healy, both employees of the Adviser and officers of the Fund, serve as co-managers of the Fund (the "Managers"). The Fund's principal underwriter (the "Distributor") is Van Liew Securities Inc., One Regency Plaza, Suite One, Providence, Rhode Island 02903. The Distributor is an affiliate of the Adviser.

     This Notice and Proxy Statement are first being mailed on or about January 22, 2001.

     You should read the Proxy Statement prior to voting. Then, you may vote as follows:

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees, you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matters listed on the proxy card, you may direct the proxy holders to vote your shares on these proposals by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark the box on a proposal, the proxy holders will vote your shares for that proposal.

                              GENERAL INFORMATION

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); or (iii) voting your shares at the meeting in person or by your duly appointed agent.

     Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Meeting of Shareholders (the "Meeting") to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews.

     Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     The Fund is authorized to issue two classes of shares: Class A Shares and Class I Shares. On the Record Date, there were 3,589,878.127 Class A Shares and no Class I Shares outstanding. All shareholders of the Fund are entitled to vote at the Meeting. Each shareholder of record on the Record Date is entitled to one vote for each share (and a proportionate fractional vote for each fraction of a share held). At the Meeting, action will be taken only upon matters that affect the Fund as a whole: the election of Trustees and the ratification of the Fund's accountants. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of the Fund, are entitled to vote at the Meeting.

     On the Record Date, National Financial Services Corporation, P.O. Box 3730, Church Street Station, New York, NY 10008-3730, owned of record for the benefit of its brokerage clients, 576,154.145 Class A Shares, or 16.05%, of the Fund's outstanding shares. The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              ELECTION OF TRUSTEES
                                (PROPOSAL NO. 1)

     The Trust does not hold regular annual meetings of shareholders. Consequently, there is normally no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by the Shareholders, at which time the Trustees then in office must call a shareholders' meeting for the purpose of electing Trustees. This Meeting is being called for the primary purpose of electing the Trustees. The nominees selected by the Trustees are so designated in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     Five (5) of the nominees are presently serving as Trustees. There are no family relationships among any of the existing or newly proposed Trustees. The Trustees and officers as a group own 63,651.009 Class A Shares, or 1.77% of the outstanding shares of the Fund. In the material below and elsewhere in this Proxy Statement, Messrs. Samuel H. Hallowell, Jr. and Joseph J. Healy are referred to as the "Managers," the Fund's Distributor, Van Liew Securities Inc., is referred to as the "Distributor," and the Fund's Adviser, Van Liew Capital Inc., is referred to as the "Adviser." Mr. Alfred B. Van Liew is an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), as he is concurrently an officer and Trustee of the Fund, the Managing Partner of the Adviser and a Director of the Distributor. Mr. Van Liew's status as an "interested person" is designated below with an (*) asterisk.

     Described in the following material are the name, address, position(s) with the Fund and time period(s) in said position(s), number of shares held, age as of the Record Date and business experience during at least the past five (5) years of each nominee for Trustee (including existing Trustees). Similar information (other than share ownership) is provided for each existing officer of the Fund. All shares listed as owned by these individuals are Class A Shares; unless otherwise indicated, all such shares are owned outright.

TRUSTEES

                                POSITION(S) HELD
                                 AND NUMBER OF
NAME, ADDRESS AND AGE             SHARES OWNED              PRINCIPAL OCCUPATION(S)
---------------------           ----------------  --------------------------------------------
Alfred B. Van Liew*(age 66)     President (since  Managing Partner of the Adviser since 1984;
One Regency Plaza               1987) and         Director of the Distributor since May, 1990;
Suite One                       Trustee (since    Chairman & Chief Executive Officer of Van
Providence, Rhode Island 02903  1986); Number of  Liew Trust Company, a Rhode Island chartered
                                Shares:           trust company, since 1984; Executive Vice
                                39,401.041(1)     President in charge of the trust &
                                                  investment management businesses of Rhode
                                                  Island Hospital Trust National Bank
                                                  (1981-1984); President & Chief Executive
                                                  Officer of Hospital Trust of Florida
                                                  (1982-1984); Chairman & Chief Executive
                                                  Officer of HT Advisers, Inc. (1980-1984) and
                                                  Director of HT Investors, Inc. (1981-1984),
                                                  registered investment counseling firms
                                                  affiliated with RIHT Financial Corp.;
                                                  Trustee of RI School of Design (1974-1992);
                                                  Board Member, Rhode Island Water

---------------

(1) The number of shares shown includes 39,401.041 shares beneficially owned by Van Liew
    Trust Company in its capacity as Trustee for the benefit of various persons, including
    19,035.452 shares held in trust for Mr. Van Liew's spouse. Mr. Van Liew owns of record
    2,324 shares of the outstanding voting shares of the Adviser. Mr. Van Liew also is deemed to beneficially own 450 shares of the outstanding voting shares of the Adviser as such shares are beneficially owned by Van Liew Trust Company in its capacity as Trustee for the benefit of Mr. Van Liew's spouse. In the aggregate, Mr. Van Liew is therefore deemed to own 23.47% of the outstanding voting shares of the Adviser.

                                POSITION(S) HELD
                                 AND NUMBER OF
NAME, ADDRESS AND AGE             SHARES OWNED              PRINCIPAL OCCUPATION(S)
---------------------           ----------------  --------------------------------------------
                                                  Resources Board and Rhode Island Water
                                                  Resources Board Corp. (1991-1994); Trustee
                                                  of Preserve Rhode Island since 1971; Adviser
                                                  to the National Trust for Historic
                                                  Preservation since 1983; Trustee of St.
                                                  Andrew's School since 1984; Trustee of the
                                                  Museum of Yachting since 1988; and Trustee
                                                  of the Seamen's Institute, Newport, Rhode
                                                  Island since 1994.
Mary Ann Altrui (age 58)        Nominee for       Ms. Altrui has worked for facilities
10 Rhodes Avenue                Trustee;          associated with the Diocese of Providence
North Smithfield,               Number of         since 1964. Currently, Ms. Altrui acts as
Rhode Island 02896              Shares: 0         Administrator of St. Antoine Residence (a
                                                  nursing facility), a position she has held
                                                  since 1988. Ms. Altrui is also a Director of
                                                  Diocesan Elder Care Services, a position she
                                                  assumed in 1997. Since 1997, Ms. Altrui has
                                                  also had oversight responsibility for St.
                                                  Clare Home (a 44-bed nursing facility in
                                                  Newport, Rhode Island). From 1982 through
                                                  1988, Ms. Altrui acted as Administrator for
                                                  St. Clare Home. From 1984 through 1988, Ms.
                                                  Altrui also acted as Administrator for the
                                                  Garrettson Memorial Children's Day Care, a
                                                  program of the St. Clare Home Corporation.
                                                  From 1964 to 1982, she held various social
                                                  work and administrative positions in
                                                  adoption and residential care. Ms. Altrui is
                                                  a founding member with St. Elizabeth
                                                  Community, Scandinavian Home, and Steere
                                                  House of "CareLink", a management service
                                                  organization incorporated in 1997. CareLink
                                                  was formed to create a post acute network of
                                                  services and is the only one of its kind in
                                                  the State of Rhode Island. Ms. Altrui is a
                                                  member of the American College of Health
                                                  Care Administrators, the Diocesan BioMedical
                                                  Ethics Commission and the North Smithfield
                                                  Advisory Council. She is a Director of
                                                  Woonsocket Industrial Development
                                                  Corporation and WIDC Realty Corporation, and
                                                  serves on advisory committees for the
                                                  Diocese of Providence, the State of Rhode
                                                  Island, and the Nonprofit Association of
                                                  Facilities and Services for the Aging.
Milton C. Bickford, Jr.         Trustee (since    Private investor since 1989; CEO, National
(age 69)                        1987);            Bickford Foremost, Inc. (national color
147 Beavertail Road             Number of         printing firm) 1980-1989; CEO, National
Jamestown, Rhode Island 02835   Shares: 353.947   Bickford Graphics, Inc. 1972-1980; CEO,
                                                  Bickford Engraving & Electrotype Company
                                                  1959-1972; President, Rotary Club of
                                                  Providence 1970-1971; Vice President, Rhode
                                                  Island Philharmonic Orchestra 1972-1976;
                                                  Vice President, Greater Providence Chamber
                                                  of Commerce 1976-1979;

                                POSITION(S) HELD
                                 AND NUMBER OF
NAME, ADDRESS AND AGE             SHARES OWNED              PRINCIPAL OCCUPATION(S)
---------------------           ----------------  --------------------------------------------
                                                  Trustee, Museum of Yachting 1990-1995;
                                                  currently Chairman, AAA of Southern New
                                                  England and a Trustee of the National
                                                  Highway Safety Foundation.
Meredith A. Curren (age 41)     Nominee for       Chief Financial Officer, Pease & Curren,
75 Pennsylvania Avenue          Trustee;          Inc. (refiners of precious metals) since
Warwick, Rhode Island 02888     Number of         1990. Ms. Curren serves as Board Vice
                                Shares: 0(2)      President of New England Women's Jewelry
                                                  Association (1995-1998); Advisory Council
                                                  Member, Manufacturing Jewelers and
                                                  Silversmiths of America; Member, Providence
                                                  Jewelers Club; Member, Boston Jewelers Club;
                                                  Board Secretary and Investment Committee
                                                  Member of Lifespan Hospice Care of Rhode
                                                  Island; Treasurer (Metro Board), Endowment
                                                  Committee Chair and Finance Committee member
                                                  of YMCA of Greater Providence; Advisory
                                                  Board member of Big Brothers of RI; Board
                                                  Secretary (1996-1998) and Membership
                                                  Committee Member of the University Club.
Michael E. Hogue (age 58)       Trustee (since    President, VIAcorp. since June 1994;
116 Chestnut Street             1988);            Managing Director, Chairman and Chief
Providence, Rhode Island 02906  Number of         Executive Officer of PW Group Inc.
                                Shares: 100.155   (insurance) and Chairman and Chief Executive
                                                  Officer of Providence Washington Insurance
                                                  Group from 1986 to 1993; Chairman and
                                                  Managing Director of Philadelphia Insurance
                                                  Research Group from 1975 to 1986 and
                                                  Assistant Professor of Insurance at the
                                                  Wharton School, University of Pennsylvania;
                                                  Vice Chairman of Trinity Repertory Company
                                                  (1997-), and President of the Jewelry
                                                  District Association (1998-); Director,
                                                  Fleet Bank (1991-1993); Trustee, Greater
                                                  Providence Chamber of Commerce (1987-1993);
                                                  Director and Chair of the Finance Committee,
                                                  Insurance Services Office (1990-1993);
                                                  Trustee, The Providence Foundation (1991-
                                                  1993); Director, American Insurance
                                                  Association (1986-1993); Trustee, American
                                                  Institute of Chartered Property Casualty
                                                  Underwriters (1992-1993); Trustee, Rhode
                                                  Island Public Expenditure Council
                                                  (1992-1993); and Trustee, First Night
                                                  Providence (1993-1997).

Arthur H. Lathrop (age 46)      Nominee for       Partner of Lathrop, Pucci & Greene, Ltd.
28 Spruce Street                Trustee;          (certified public accountants) since 1998;
                                                  in

---------------

(2) Ms. Curren's father, a former director of the Adviser, owns 1,200 shares of the outstanding voting shares of the Adviser. This figure represents 10.15% of the outstanding voting shares of the Adviser.

                                POSITION(S) HELD
                                 AND NUMBER OF
NAME, ADDRESS AND AGE             SHARES OWNED              PRINCIPAL OCCUPATION(S)
---------------------           ----------------  --------------------------------------------
Westerly, Rhode Island 02891    Number of         practice as a CPA sole proprietor from
                                Shares: 0         1991-1998; Manager-in-Charge of Westerly
                                                  office (1988-1991) and Tax Manager
                                                  (1982-1988) of Sansiveri, Ryan, Sullivan &
                                                  Co.; Senior Tax Accountant (1979-1982) and
                                                  Tax Accountant (1977-1979) of Arthur
                                                  Andersen & Co. He is a member of the
                                                  American Institute of Certified Public
                                                  Accountants, the Rhode Island Society of
                                                  Certified Public Accountants and the
                                                  Massachusetts Society of Certified Public
                                                  Accountants. He has served as Trustee (since
                                                  1993) and Chairman of Audit Committee of
                                                  Westerly Savings Bank; Trustee and Assistant
                                                  Treasurer (since 1990) of River Bend
                                                  Cemetary Company; Professional Advisory
                                                  Council Member (1995-2000) of The Rhode
                                                  Island Foundation; Director and Treasurer
                                                  (since 1989) of the Blue Mitten Thrift Shop;
                                                  Corporator (since 1989) of Community Health
                                                  of Westerly, Inc.
Alice M. Macintosh (age 79)     Trustee (since    Marketing consultant; from 1986 to 1991,
861 Stratford Lane              1986);            Chief Supervisory Clerk of the State's
Warwick, Rhode Island 02886     Number of         Superior Court; previously a Marketing
                                Shares:           Consultant and Vice-President of Marketing
                                1,575.664         at Hospital Trust National Bank. Mrs.
                                                  Macintosh is an honorary director of
                                                  Narragansett Electric Company, a former
                                                  director of Bay Loan & Investment Company (a
                                                  subsidiary of FPL Group, Inc., a subsidiary
                                                  of Florida Power and Light) and The
                                                  Convention Authority of the City of
                                                  Providence and is also past Chairman of the
                                                  Board of AAA Auto Club of Southern New
                                                  England, and past President of the Rhode
                                                  Island Bankers Association, the Business and
                                                  Professional Women of Rhode Island and past
                                                  Regional Vice President of the National
                                                  Association of Bank Women (NABW) and
                                                  co-founder of the Rhode Island Chapter.
Lawrence B. Sadwin (age 57)     Nominee for       Division Marketing Leader for General
18 Oyster Point                 Trustee;          Electric since August, 2000; Chief Operating
Warren, Rhode Island 02885      Number of         Officer (1999-2000), Regional Manager
                                Shares: 0         (1998-1999), Recruiter (1997-1998) and
                                                  Long-Term Case Specialist (1997) for
                                                  Travelers/NET Plus, Inc.; Consultant
                                                  (1994-1997) for MGS Holding Corporation; CEO
                                                  of Sadwin Curtain Manufacturing Company,
                                                  Inc. (1964-1994). Mr. Sadwin serves as a
                                                  Member-At-Large, National Board of
                                                  Directors, American Heart Association;
                                                  Member, National Leadership Council,
                                                  Research America; Vice-Chairman, Landmark
                                                  Health Systems, Inc.; Vice-Chairman,
                                                  Rehabilitation Hospital of Rhode Island;
                                                  former member, Woonsocket, Rhode Island

                                POSITION(S) HELD
                                 AND NUMBER OF
NAME, ADDRESS AND AGE             SHARES OWNED              PRINCIPAL OCCUPATION(S)
---------------------           ----------------  --------------------------------------------
                                                  Redevelopment Agency; former Director,
                                                  Woonsocket, RI Chamber of Commerce; former
                                                  Vice President, Woonsocket Junior Chamber of
                                                  Commerce; former President, Congregation
                                                  B'nai Israel; former Member of Board of
                                                  Directors, Jewish Federation of Rhode
                                                  Island; former member of Board of Directors,
                                                  New England Region, Anti-Defamation League;
                                                  former member of Board of Directors,
                                                  Woonsocket Chapter, B'nai B'rith; former
                                                  member of Board of Directors, Providence, RI
                                                  Hebrew Day School; Former Campaign Leader
                                                  Catholic Charities Campaign.
John H. St. Sauveur (age 68)    Trustee (since    President and CEO, WestBank Realty
219 Great Road                  1992);            Corporation; Senior Vice President
North Smithfield, Rhode Island  Number of         (governmental and consumer relations) of
02896                           Shares: 708.779   Valley Resources, Inc., (a natural gas
                                                  distributor) and its subsidiary companies
                                                  from 1956 to 1994. He is a Director of the
                                                  Community College of Rhode Island
                                                  Foundation; Chairman of the Board of
                                                  Directors of the Woonsocket Industrial
                                                  Development Corporation; Chairman of the
                                                  Greater Woonsocket Industrial Development
                                                  Foundation; Vice Chairman of the North
                                                  Smithfield Industrial Development
                                                  Commission; a Vice President and Director of
                                                  the Rhode Island Chamber of Commerce
                                                  Federation and member of the Rhode Island
                                                  State Job Training Coordinating Council;
                                                  also Finance Chairman, Landmark Health
                                                  System and Trustee, Landmark Medical Center;
                                                  Commissioner of the Rhode Island Resource
                                                  Recovery Corporation since 1992; Chairman of
                                                  The Rehabilitation Hospital of Rhode Island;
                                                  Director and Corporate Secretary of Gooding
                                                  Realty Corporation.

OFFICERS OF THE FUND

     The officers of the Fund, other than Mr. Van Liew, are listed below.

NAME, ADDRESS AND AGE           POSITION(S) HELD            PRINCIPAL OCCUPATION(S)
---------------------           ----------------  --------------------------------------------
Samuel H. Hallowell, Jr.        Vice President    Partner of the Adviser and Vice President of
(age 53)                        (since 1989)      Van Liew Trust Company since 1984; formerly
One Regency Plaza                                 Vice President and Senior Portfolio Manager
Suite One                                         at Rhode Island Hospital Trust National
Providence, Rhode Island 02903                    Bank, specializing in the management of
                                                  large personal portfolios, and a Member of
                                                  the Strategy Committee from 1981 to 1984;
                                                  previously with BayBank Harvard Trust with
                                                  responsibilities that included portfolio
                                                  management, investment consulting, trading
                                                  and investment research, and a Member of its
                                                  Trust Investment and Administrative
                                                  Committee; prior thereto, he was associated
                                                  with the brokerage firm of Moseley,
                                                  Hallgarten, Estabrook & Weeden, Inc.
Joseph J. Healy (age 33)        Vice President    Investment Officer, Fund Controller and
One Regency Plaza               (since 1996)      primary trader of the Adviser since 1992;
Suite One                                         General Securities Principal of the
Providence, Rhode Island 02903                    Distributor since 1993; Senior Mutual Fund
                                                  Accountant with The Boston Company Advisers,
                                                  Inc. (1989-1992).
Kevin M. Oates (age 41)         Vice President    Partner of the Adviser since 1996, Chief
One Regency Plaza               (since 1991) and  Operating Officer of the Adviser and Van
Suite One                       Treasurer (since  Liew Trust Company, and the Vice President
Providence, Rhode Island 02903  1991)             and Treasurer of the Distributor, since
                                                  1991; Director of Business Administration
                                                  (August, 1998 to April, 1999) and Manager
                                                  (August, 1985 to October, 1987) at Finkel,
                                                  DiSanto & Co. (certified public
                                                  accountants); previously a Senior Tax
                                                  Consultant with Ernst & Whinney.
Margaret D. Farrell (age 51)    Secretary (since  Partner, Hinckley, Allen & Snyder LLP,
1500 Fleet Center               1986)             general legal counsel to the Fund, since
Providence, Rhode Island 02903                    November 1981; Director and Secretary of
                                                  Bancorp Rhode Island, Inc. and Bank Rhode
                                                  Island; Director of Care New England Health
                                                  System; Director and Vice Chairman of Women
                                                  and Infants Corporation; Trustee of Women &
                                                  Infants Hospital of Rhode Island; Trustee of
                                                  Butler Hospital; Trustee and member of
                                                  Executive Council of Hospital Association of
                                                  Rhode Island; and Secretary of Astro-Med,
                                                  Inc. (manufacturer of graphic recording and
                                                  printing systems).

     There were no purchases and sales of securities of the Adviser and its affiliates from November 1, 1999 through the Record Date by any Trustee or nominee for Trustee that exceeded 1% of the outstanding securities of any class of shares issued by the Adviser or its affiliates, as applicable.

     There were four (4) regular meetings of the Board of Trustees during the fiscal year ended October 31, 2000. During the fiscal year ended October 31, 2000, each Trustee attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Trustees held during the period in which such incumbent was a Trustee, and (2) the total number of meetings held by the Audit Committee on which such incumbent served.

     The Fund does not currently pay fees or other compensation to Trustees affiliated with the Adviser or to any of the Fund's officers. The Fund pays Trustees who are not "interested" persons of the Fund (as that term is defined in the 1940 Act) an annual retainer of $2,000 plus $250 per Board or committee meeting attended. For its fiscal year ended October 31, 2000, the Fund paid a total of $20,000 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees. The following table lists the compensation of all Trustees who received compensation from the Fund during the Fund's fiscal year ended October 31, 2000. None of such Trustees has any pension or retirement benefits from the Fund.

                                                               AGGREGATE
                                                              COMPENSATION
NAME                                                           FROM FUND
----                                                          ------------
Milton C. Bickford..........................................     $2,750
Michael E. Hogue............................................     $3,500
Alice M. Macintosh..........................................     $4,750
Richard Plotkin(4)..........................................     $  500
John St. Sauveur............................................     $3,750
Thomas R. Weschler(5).......................................     $4,750

---------------
(4) Richard Plotkin resigned as Trustee of the Fund on February 9, 2000.

(5) Thomas R. Weschler has tendered his resignation as a Trustee of the Fund effective as of the date of the Meeting.

     The Trustees have appointed a standing Audit Committee consisting of Messrs. Hogue (Chairman), Van Liew(*) and Weschler, and Mrs. Macintosh. (*)Mr. Van Liew is an "interested person" of the Fund, as that term is defined in the 1940 Act. None of the other Audit Committee members is an "interested person". Mr. Weschler served as a member of the Audit Committee for the fiscal year ended October 31, 2000 and has tendered his resignation as a Trustee effective as of the date of the Meeting. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. The Committee held three (3) meetings during the Fund's last fiscal year. The Fund also has a Nominating Committee, consisting of Messrs. St. Sauveur and Weschler, and Mrs. Macintosh, which nominates Trustees to fill positions on the Fund's Board of Trustees. Mr. St. Sauveur is the Chairman of the Nominating Committee, which met four (4) times during the Fund's last fiscal year. The Nominating Committee does not accept shareholder nominations for the position of Trustee. There are no other committees of the Board of Trustees.

     The Fund's Board of Trustees oversees the Fund's business activities and retains the services of the various firms that carry out the Fund's operations. The Adviser supervises the investment program and the portfolio. The Adviser has been a registered investment adviser since 1984 and advises individuals, charities, financial institutions and pension plans in New England.

     During the fiscal year ended October 31, 2000, the Fund paid the Adviser $132,225 in management fees. During the fiscal year ended October 31, 2000, $33,286 was paid under the Fund's Distribution Plan to the Distributor as reimbursement for printing costs. No payments were made under the Fund's Distribution Plan to Qualified Recipients with respect to the Class I Shares.

     The Distributor currently handles the distribution of both the Fund's Class A and Class I Shares. The Distributor received $2,827 in commissions as a result of sales of Class A Shares for the fiscal year ending October 31, 2000. No Class I Shares are currently outstanding, and no commissions are paid on sales of Class I Shares. The Distributor is an affiliate of the Adviser.

         RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT AUDITORS
                                (PROPOSAL NO. 2)

     Ernst & Young LLP, which is currently serving as the Fund's auditors, has been selected by the Fund's Board of Trustees, including a majority of Trustees who are not "interested persons," as the Fund's independent auditors for the fiscal year ending October 31, 2001. Such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Fund or the Adviser. It is expected that representatives of the firm will not be present at the Meeting but will be available should any matter arise requiring their presence.

                        RECEIPT OF SHAREHOLDER PROPOSALS

     The Fund is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulatory policy or if otherwise deemed advisable by the Fund's management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

                                 OTHER BUSINESS

     The Fund does not know of any other matter that will come before the Meeting. If any other matter or matters properly come before the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares that your proxy card vote entitles them to vote, in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card, you give the proxy holders discretionary authority as to any such matter or matters.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT











                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY


                  Please detach at perforation before mailing.




PROXY                                                                      PROXY

                           OCEAN STATE TAX-EXEMPT FUND
                         PROXY FOR SHAREHOLDERS MEETING
                         TO BE HELD ON FEBRUARY 22, 2001

The undersigned shareholder of Ocean State Tax-Exempt Fund (the "Fund"), the sole series of the VLC Trust, does hereby appoint Alfred B. Van Liew, Samuel H. Hallowell, Jr. and Kevin M. Oates or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Fund to be held on Thursday, February 22, 2001 at the offices of the Fund, One Regency Plaza, Providence, Rhode Island 02903 at 10:30 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the Record Date for said meeting on the matters listed on the reverse. Such shares are entitled to one vote for each share (and a proportionate fractional vote for each share held). Please read the proxy statement prior to voting.

We encourage you to attend the Meeting of Shareholders. To vote your shares by mail, complete and return this proxy card. Please mark your proxy card, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.



PLEASE SIGN NAME OR NAMES AS PRINTED ON PROXY TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE.

------------------------------------------------------
Signature

------------------------------------------------------
Signature of joint owner if any


                                             , 2001
------------------------------------------------------
Date                                         11369_PFO





            IMPORTANT: PLEASE SIGN, DATE AND MAIL IN YOUR PROXY TODAY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT










                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                  Please detach at perforation before mailing.


MANAGEMENT RECOMMEDS A VOTE FOR ALL NOMINESS LISTED BELOW AND FOR THE PROPOSAL LISTED BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, "FOR ALL" THE SPECIFIED NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2. AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE SAID MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, SAID PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

PLEASE VOTE BY FILLING IN THE BOXES IN BLUE OR BLACK INK. Example:  [ ]

1.   Election of Trustees
     1. Mary Ann Altrui          4. Michael E. Hogue    7. Lawrence B. Sadwin
     2. Milton C. Bickford, Jr.  5. Arthur H. Lathrop   8. John H. St. Sauveur
     3. Meredith A. Curren       6. Alice M. Macintosh  9. Alfred B. Van Liew

     FOR ALL                   WITHHOLD                         FOR ALL
                                 ALL                             EXCEPT
      [ ]                        [ ]                              [ ]

To withhold authority to vote for one or more (but not all) nominees, mark "For all Except" and write the nominee number(s) on the line below.

--------------------------------------------------------------------------------
2.   Action on selection of Ernst & Young LLP as independent auditors.

            FOR                 AGAINST                  ABSTAIN
            [ ]                   [ ]                      [ ]







       IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING